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Exhibit 99.1

CERTIFICATION
Pursuant to 18 United States Code Section 1350,
As adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        The undersigned hereby certifies that the Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2003 of Riverwood Holding, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN M. HUMPHREY Name: Stephen M. Humphrey Title: President and Chief Executive Officer Date: July 24, 2003

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appeared in typed form within the electronic version of this written statement required by Section 906, has been provided to Riverwood Holding, Inc. and will be retained by Riverwood Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1 (Cont'd)

CERTIFICATION
Pursuant to 18 United States Code Section 1350,
As adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        The undersigned hereby certifies that the Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2003 of Riverwood Holding, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL J. BLOUNT Name: Daniel J. Blount Title: Senior Vice President and Chief Financial Officer Date: July 24, 2003

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appeared in typed form within the electronic version of this written statement required by Section 906, has been provided to Riverwood Holding, Inc. and will be retained by Riverwood Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION Pursuant to 18 United States Code Section 1350, As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
CERTIFICATION Pursuant to 18 United States Code Section 1350, As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002